Exhibit 10.2

ASSIGNMENT OF REAL ESTATE SALE CONTRACT

THIS ASSIGNMENT OF REAL ESTATE SALE CONTRACT is made and entered into as of this 17th day of December, 2013, by and between CARTER VALIDUS PROPERTIES, LLC, a Delaware limited liability company (“Assignor”), and DC-7337 TRADE STREET, LLC, a Delaware limited liability company (“Assignee”).

RECITALS

A. Assignor is the Purchaser under that certain Real Estate Sale Contract made by and between Pacific Bell Telephone Company, a California corporation formerly known as The Pacific Telephone and Telegraph Company, as Seller, and Assignor as Purchaser, having an effective date of November 22, 2013, (the “Contract”) relative to certain real property, together with Improvements, Intangible Property and Personal Property (as defined in the Contract) located or necessary for the operations at 7337 Trade Street, San Diego, California (the “Property”).

B. Assignor wishes to assign to Assignee all of its rights under the Agreement in return for Assignee’s agreement to assume all of Assignor’s obligations under the Agreement.

NOW, THEREFORE, for valuable consideration to Assignor in hand paid by Assignee, the receipt and sufficiency of which are hereby acknowledged by Assignor, the parties agree as follows:

Assignor does hereby sell, assign, transfer and deliver unto Assignee all of Assignor’s right, title and interest in and to the Agreement (including, without limitation, the rights of Assignor in all deposit monies paid by Assignor under the Agreement) regarding and relating to the Property which is the subject of the Agreement.

Assignee, by the acceptance hereof, hereby assumes all rights and obligations of Assignor as Purchaser under the Agreement and agrees to be bound by all of the terms and conditions of the Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Assignment as of the day and year first above written.

WITNESSES:		ASSIGNOR: Carter Validus Properties, LLC, a Delaware limited liability company

/s/ Miles Callahan		By:	/s/ John E. Carter
Print Name:	Miles Callahan	Name:	John E. Carter
		Its:	Manager

/s/ Anatalia Sanchez		Date:	12/16/13
Print Name:	Anatalia Sanchez

WITNESSES:		ASSIGNEE:

DC-7337 Trade Street, LLC, a Delaware limited liability company

		By:	Carter/Validus Operating Partnership, LP a Delaware limited partnership, Its Sole Member

/s/ Miles Callahan			By:	Carter Validus Mission Critical REIT, Inc., a Maryland corporation, Its General Partner
Print Name:	Miles Callahan

/s/ Anatalia Sanchez				By:	/s/ John E. Carter
Print Name:	Anatalia Sanchez			Name:	John E. Carter
				Its:	Chief Executive Officer